ASSIGNMENT AND ASSUMPTION OF LEASES

STATE OF SOUTH CAROLINA

                              KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF RICHLAND


      That, HARBOR LANDING AP XI, L.P., a South Carolina limited partnership ("Assignor"), for and in consideration of FOUR MILLION, EIGHT HUNDRED SIXTY THOUSAND and No/100 Dollars ($4,860,000.00), to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto NEW PLAN REALTY TRUST, a Massachusetts business trust ("Assignee"), all of the right, title and interest of Assignor in and to all leases of, and security deposits and prepaid rents relating to space in (together, the "Leases") the real property described on Exhibit A, attached hereto and made a part hereof for all purposes.

      TO HAVE AN TO HOLD the Leases, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor (excluding the right to receive rents paid under the Leases and which accrued before the date of this Assignment), unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Leases unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

      In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Leases, including, but not limited to, the obligation to refund any security deposits delivered by Assignor to Assignee. Assignee takes the Leases subject to any existing defaults thereunder.

      Assignor will indemnify, defend and hold harmless Assignee and its Related Parties from and against any and all claims, demand, suits, actions, proceedings, damages, liabilities, penalties, costs, expenses and fees (including reasonable attorneys' fees) arising from the misapplication prior to the Closing Date of any security deposits received by Assignor. Assignee will indemnify, defend and hold harmless Assignor and its Related Parties from and against any and all claims, demands, suits, actions, proceedings, damages, liabilities, penalties, costs, expenses and fees (including reasonable attorneys fees) arising from the misapplication on or after the Closing Date of any security deposits received by Assignee from Assignor.

      "Related Parties" shall mean any person or entity affiliated with or owning or controlling, in whole or in part, directly or indirectly, the indemnified party, the joint ventures, partners, trustees, officers, directors, shareholders, employees, agents and attorneys at any time and from time to tome of any of the foregoing, and the heirs, legal representatives, successors and assignees of each of the foregoing.

      EXECUTED effective as of this      day of September, 1995 (the "Closing
Date").

                        ASSIGNOR:


                        HARBOR LANDING AP XI, L.P.
                        a South Carolina limited partnership

                        By:   Angeles Partners XI GP Limited Partnership, a
                        South Carolina limited partnership, in its
                        capacity as general partner and to confirm its primary, joint and several liability

                              By:   Angeles Realty Corporation II, a
                              California corporation, in its capacity as
                              general partner and to confirm its
                              primary, joint and several liability

/s/Marcus McCall                    By:/s/Robert D. Long, Jr.
First Witness                       Title:CAO/Controller

/s/Kelley M. Buechler
Second Witness


                        ASSIGNEE:


                        NEW PLAN REALTY TRUST,
                        a Massachusetts business trust


                        By:
                        Name:
                        Title:                 President

STATE OF SOUTH CAROLINA

COUNTRY OF GREENVILLE


      PERSONALLY appeared before me the undersigned witness, who being duly sworn, deposes and says that (s)he saw the within named Robert D. Long, Jr., Chief Accounting Officer and Controller of Angeles Realty Corporation II, a California corporation as general partner of Angeles Partners XI GP Limited Partnership, a South Carolina limited partnership as general partner of HARBOR LANDING AP XI, L.P., a South Carolina limited partnership ("Partnership"), sign, seal and as his/her act and deed, sign and deliver the within written instrument by and on behalf of the Partnership; and that (s)he, along with the other witness whose signature appears above, witnessed the execution thereof.

                        /s/Marcus McCall
                        First Witness

SWORN to before me this 5th
day of September, A.D. 1995
/s/Kelley M. Buechler
Notary Public
My commission expires: 1/17/2000

[NOTARY SEAL]




                                    EXHIBIT A


All that certain piece or tract of land lying southeast of the City of Columbia in Richland County, South Carolina, consisting of Parcel A, containing 15.32 acres, and Parcel B, containing 4.63 acres, as shown and delineated on a plat of Fountain Lake Apartments prepared by William Wingfield, Registered Surveyor, dated November 23, 1976, revised February 1, 1977, which plat is recorded in Plat Book X at page 7529 in the Office of the R.M.C. for Richland County, South Carolina.